UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2023
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Publix Super Markets, Inc. (Company) was held on April 18, 2023. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there were no solicitations in opposition to management’s solicitation. The meeting was held for the following purposes:
Election of Directors
All nominees for director listed below were elected. The term of office of the directors will be until the next Annual Meeting of Stockholders or until their successors shall be elected and qualified. The results of the election of directors were as follows:

	Votes For	Votes Against	Abstain
Jessica L. Blume	2,002,182,198	690,614	2,250,201
William E. Crenshaw	1,999,829,379	232,531	62,268
Joseph DiBenedetto, Jr.	2,003,078,542	260,624	1,785,012
Mark R. Irby	2,001,781,464	316,003	2,004,956
Howard M. Jenkins	2,004,377,953	186,933	62,542
Jennifer A. Jenkins	2,002,524,360	1,773,752	329,316
Randall T. Jones, Sr.	2,003,408,788	792,675	1,100,500
Stephen M. Knopik	1,996,762,335	856,594	7,683,034
David P. Phillips	2,004,065,243	389,931	846,789
Advisory (Non-binding) Vote on Compensation of Named Executive Officers
The stockholders voted upon and approved, by an advisory (non-binding) vote, the compensation of the named executive officers. The results of the advisory (non-binding) vote on the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
1,924,124,788	3,042,357	78,134,818
Frequency of Future Advisory (Non-binding) Votes on Compensation of Named Executive Officers
The stockholders voted upon and recommended, by an advisory (non-binding) vote, to hold future advisory (non-binding) votes every three years on the compensation of the named executive officers. The Company will hold such a vote every three years. The results of the advisory (non-binding) vote on the frequency of the future advisory (non-binding) votes on the compensation of the named executive officers were as follows:

3 Years	2 Years	1 Year	Abstain
1,768,477,277	37,349,113	91,469,408	107,646,935
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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: April 19, 2023	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)

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